UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2008

OCCULOGIX, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-51030	59-343-4771
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Skymark Avenue, Unit 9, Suite 103
Mississauga, Ontario L4W 5B2
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Item 9.01(b) of the Current Report on Form 8-K, filed by OccuLogix, Inc. (the “Company”) on October 9, 2008 (the “Original Form 8-K”), to include unaudited pro forma financial information related to the acquisition of the remaining interest in OcuSense, Inc. (“OcuSense”).  Pursuant to Item 9 of Form 8-K, such financial information was permitted to be excluded from the Original Form 8-K and to be filed by amendment to the Original Form 8-K no later than 71 days after the date on which the Original Form 8-K was required to be filed.

The Original Form 8-K, in Item 9.01(a), stated that the required financial statements of OcuSense will be filed by amendment to the Original Form 8-K on or prior to December 19, 2008.  Upon subsequent further analysis, the Company has concluded that audited financial statements of OcuSense are not required to be filed.

ITEM 9.01 Financial Statements and Exhibits

(b) Pro forma financial information.

i.	Unaudited Pro Forma Consolidated Balance Sheet as at September 30, 2008.

ii.	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2008 and the fiscal year ended December 31, 2007.

iii.	Notes to Unaudited Pro Forma Consolidated Financial Statements.

(d)  Exhibits.

Exhibit No.	Description

99.1	Pro Forma Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCULOGIX, INC.

Date: December 17, 2008
	By:	/s/William G. Dumencu
William G. Dumencu Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Pro Forma Financial Information.